                           STILLWATER MINING COMPANY
                               536 E. Pike Avenue
                              Columbus, MT  59019

                                 April 24, 1997

Dear Stockholder:

  On behalf of Stillwater Mining Company (the "Company"), attached is a supplement dated April 24, 1997 (the "Supplement") to the Company's Proxy Statement dated March 25, 1997 (the "Proxy Statement"). The Supplement reflects changes in three nominees submitted for election to the Board of Directors and changes the date, time and place for the Annual Meeting of Stockholders from April 25, 1997 to Monday, May 12, l997, 1:00 p.m., Mountain Daylight Time, at the Hyatt Regency Conference Center, Anaconda Building, 555 17th Street, Denver, Colorado.

  A new proxy card is included with the Supplement. The proxy card relates to all matters set forth in the Proxy Statement as amended by the Supplement. TO BE SURE YOUR VOTE IS COUNTED, YOU MUST RETURN THE ENCLOSED PROXY CARD EVEN IF YOU ALREADY RETURNED A PREVIOUS CARD. If you do not send in a new proxy card, your shares will not be voted even if you have already sent in an old proxy card. If you have any questions regarding the Supplement or the enclosed proxy card, please contact Stillwater's Director of Investor Relations, Ms. Gina Wilson, at (303) 978-3101.

  The enclosed Supplement should be read in conjunction with the Proxy Statement. Please give this information careful attention.

                              By Order of the Board of Directors

                              [SIGNATURE OF MICHAEL A. SHEA APPEARS HERE]

                              Michael A. Shea, Secretary



Denver, Colorado
April 24, 1997

                           STILLWATER MINING COMPANY
                               536 East Pike Ave.
                              Columbus, MT  59019
                              ___________________

                                   SUPPLEMENT

                             to the Proxy Statement

                              Dated March 25, 1997

                              ___________________

                                                                  April 24, 1997

The following information (the "Supplement") supplements the Proxy Statement dated March 25, 1997 (the "Proxy Statement") of Stillwater Mining Company, a Delaware Corporation (the "Company"). This Supplement provides new information regarding the nomination for election of directors and proposes three new nominees for election. This Supplement should be read in conjunction with the Proxy Statement. This Supplement is being mailed on or about April 25, l997 to stockholders of record on March 14, 1997.

                              GENERAL INFORMATION

NOTICE OF NEW DATE, TIME AND PLACE OF ANNUAL MEETING

  As a result of the changes in the nominees proposed by the Board of Directors for election at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), the Board has determined to postpone the date of the meeting to Monday, May 12, 1997. The new time and place of the meeting will be at 1:00 p.m., Mountain Daylight Time, at the Hyatt Regency Conference Center, Anaconda Building, 555 17th Street, Denver, Colorado.

VOTING PROXIES

  Together with this Supplement, a new proxy card is being sent to stockholders of record on March 14, 1997. EVEN IF A PROXY HAS ALREADY BEEN DELIVERED TO THE COMPANY, IN ORDER TO ENSURE THAT THE SHARES REPRESENTED BY THE OLD PROXY ARE VOTED, A NEW PROXY MUST BE DELIVERED OR THE SHARES MUST BE PRESENT AT THE MEETING IN PERSON AND VOTED BY BALLOT. The shares of Common Stock represented by the old proxy will not be voted.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

  Proposal One stated in the Notice of Annual Meeting of Stockholders to elect seven directors to hold office until the next Annual Meeting of Stockholders or until their successors are elected is amended as set forth herein.

     On April 21, 1997, three of the original nominees named in the Proxy Statement, Messrs. W. Thomas Stephens and Richard B. Von Wald and Ms. Sharon M. Meadows, each resigned as a director from the Board of Directors and as a member of the committees of the Board of Directors on which they were serving and withdrew their consent to be named as a nominee for reelection to the Board at the Annual Meeting of Stockholders. In April 1997, a stockholder notified the Company that he intended to nominate the three proposed new directors named below at the Annual Meeting. Following conversations with the Company's major stockholders, Messrs. Stephens and Von Wald and Ms. Meadows expressed their willingness to resign prior to the Annual Meeting to ensure an orderly transition to a newly constituted Board of Directors of the Company.

     The Board of Directors of the Company determined to nominate the following individuals, who were originally proposed by the stockholder as mentioned above, for election to the Board at the upcoming Annual Meeting in place of those directors who resigned. The name, age, business background and stock ownership in the Company for each of the new nominees is set forth below.

Dr. Lawrence Martin Glaser, age 41

     Since 1992, Mr. Glaser has been a mining analyst at Muzinich & Co. Inc., a registered broker/dealer. Mr. Glaser owns 100 shares of the common stock of the Company.

Douglas Dunn Donald, age 74

     Since 1977, Mr. Donald has been an independent financial advisor with the financial consulting firm Amster Yard. From 1988 to 1996, he was a manager of the Scudder Gold Fund, a mutual fund, at Scudder, Stevens & Clark. Mr. Donald is a director of Piedmont Mining Co. He owns 2,100 shares of the common stock of the Company.

John Phelps Ingersoll, Jr., age 66

     Mr. Ingersoll is a managing partner of Ingersoll, Parker & Longabaugh, a mining company consulting firm. Prior to joining his present firm in 1993, Mr. Ingersoll was a senior vice president of Lehman Brothers, Inc. in the metals and mining equity research group from 1987 to 1992. He is a director of Getchell Gold Corporation, a mining company. Mr. Ingersoll does not own any shares of the common stock of the Company.

OTHER INFORMATION

     Except to the extent set forth in this Supplement, all other information contained in the Proxy Statement remains unchanged in all material respects.

                           STILLWATER MINING COMPANY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
         FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 12, 1997

  The undersigned hereby appoints Ray W. Ballmer and John E. Andrews, or either of them, as proxies with full power of substitution to vote all shares of stock of Stillwater Mining Company of record in the name of the undersigned at the close of business on March 14, 1997 at the Annual Meeting of Stockholders to be held in Denver, Colorado on May 12, 1997, or at any postponements or adjournments, hereby revoking all former proxies.

1. ELECTION OF DIRECTORS:
  [_] WITH AUTHORITY to vote for all nominees listed below
      (except as marked to the contrary)

  [_] WITHHOLD AUTHORITY to vote for all nominees

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, AND CUMULATE VOTES AMONG REMAINING NOMINEES, STRIKE A LINE THROUGH THE WITHHELD NOMINEE'S NAME IN THE LIST BELOW.)
  Ray W. Ballmer, Douglas D. Donald, John W. Eschenlohr, Lawrence M. Glaser,
                 John P. Ingersoll, Ted Schwinden, Peter Steen

2. RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
            [_] FOR          [_] AGAINST             [_] ABSTAIN

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY OTHER MATTERS COMING BEFORE THE MEETING.

  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED ON PROPOSALS (1) AND (2) IN ACCORDANCE WITH THE SPECIFICATION MADE AND "FOR" SUCH PROPOSALS IF THERE IS NO SPECIFICATION.

                                  Dated: _____________________________

                                  ____________________________________
                                                (Signature)

                                  ____________________________________
                                                (Signature)

                                  Please sign name(s) exactly as shown at left. When signing as executor, administrator, trustee or guardian, give full title as such; when shares have been issued in the names of two or more persons, all should sign.